                            SCHEDULE 14C INFORMATION

                Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[_] Preliminary Information Statement     [_] Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14c-5(d)(2))

[X] Definitive Information Statement

                        CALIFORNIA SOFTWARE CORPORATION
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    1. Title of each class of securities to which transaction applies:

    2. Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4. Proposed maximum aggregate value of transaction:

    5. Total fee paid:

[_] Fees paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1. Amount Previously Paid:

    2. Form, Schedule or Registration Statement No.:

    3. Filing Party:

    4. Date Filed:

                        CALIFORNIA SOFTWARE CORPORATION
                                2485 McCabe Way
                            Irvine, California 92614

                               ----------------

                      NOTICE OF ACTIONS TAKEN PURSUANT TO
                      THE WRITTEN CONSENT OF SHAREHOLDERS

                               ----------------

To Our Shareholders:

   Notice is hereby given to the holders of the issued and outstanding shares of common stock (the "Common Stock") of California Software Corporation, a Nevada corporation (the "Company"), that the Board of Directors of the Company and the holders of the majority of the outstanding shares of Common Stock have approved the following corporate actions:

     1. The election of four (4) members of the Board of Directors to serve until the next annual meeting of shareholders.

     2. The adoption of the Company's 2000 Stock Option Plan.

     3. The ratification of Stark, Tinter and Associates, LLP as the Company's independent accountants for the year ended December 31, 2000 (collectively, with the election of directors and the adoption of the 2000 Stock Option Plan, the "Proposals").

   The Board of Directors fixed the close of business on December 4, 2000 as the record date for the determination of shareholders entitled to receive this Information Statement. Your attention is directed to the attached Information Statement.

   The Company expects the Proposals will become effective twenty (20) days after the mailing of the attached Information Statement which is anticipated to occur on December 28, 2000.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Carol Conway DeWees
                                          _____________________________________
                                          Carol Conway DeWees,
                                          Secretary

Irvine, California
December 27, 2000

                        CALIFORNIA SOFTWARE CORPORATION
                                2485 McCabe Way
                            Irvine, California 92614

                               ----------------

                             INFORMATION STATEMENT

                               ----------------

                     WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

   This Information Statement is furnished by the Board of Directors of California Software Corporation, a Nevada corporation (the "Company") to the holders of record of the issued and outstanding shares of common stock of the Company at the close of business on December 4, 2000 (the "Record Date") in connection with the approval by the holders of a majority of the Company's outstanding shares of common stock of the following corporate actions in accordance with Sections 78.315 and 78.320 of the Nevada Revised Statutes:
(1) the election of four members of the Board of Directors to serve until the next annual meeting of shareholders; (2) the adoption of the Company's 2000 Stock Option Plan; and (3) the ratification of Stark, Tinter and Associates, LLP as the Company's independent accountants for the year ended December 31, 2000 (collectively, the "Proposals").

   Only holders of record of the Company's common stock (the "Common Stock") at the close of business on December 4, 2000 are entitled to receive this Information Statement in connection with the adoption and approval of the foregoing actions. As of December 4, 2000, the Company had issued and outstanding 12,599,771 shares of Common Stock. These are the securities that would have been entitled to vote if a meeting was required to be held. Each share of Common Stock issued and outstanding on the Record Date represents one vote for purposes of determining whether a majority of the issued and outstanding shares have approved and adopted the foregoing actions. The outstanding shares of Common Stock at the close of business on the Record Date for determining shareholders who would have been entitled to notice of and to vote on any matter submitted to shareholders at a meeting of shareholders, were held by approximately 175 shareholders of record. There are no dissenters' rights with respect to any of the foregoing actions.

   The Board of Directors of the Company unanimously approved the foregoing actions by written consent effective as of December 4, 2000 and the holders of a majority of the outstanding shares of Common Stock approved these actions by written consent as of December 4, 2000. Accordingly, your consent is not required and is not being solicited in connection with the foregoing actions.

   The Company expects the Proposals will become effective twenty (20) days after the mailing of the attached Information Statement which is anticipated to occur on December 28, 2000.

   The Company will pay the expenses of furnishing this Information Statement, including the cost of preparing, assembling and mailing this Information Statement. This Information Statement constitutes notice to the Company's shareholders of corporate action by shareholders without a meeting as required by Chapter 78 of the Nevada Revised Statutes. This Information Statement is accompanied by the Company's most recent Annual Report on Form 10-KSB/A which has been previously filed with the Securities and Exchange Commission (the "Commission") and the Company's Current Reports, as amended on Form 8-K filed with the Commission on August 3, 2000 and September 27, 2000.

   The Board of Directors does not know of any matters, other than the Proposals that require approval by the shareholders of the Company and for which notice is to be provided to the shareholders.

                             ELECTION OF DIRECTORS

   On December 4, 2000, the Board of Directors by action taken without a meeting by written consent, nominated the following four individuals to serve as members of the Board of Directors until the next annual meeting of shareholders or until their respective successors are elected and shall qualify: R. Bruce Acacio, Carol Conway DeWees, Lawrence J. Jagiello, and Tom Hoyt (collectively, the "Nominees").

   On December 4, 2000, the holders of a majority of the shares of the Company's outstanding common stock elected the Nominees by action taken without a meeting by written consent.

Management of the Company

   Set forth below is certain information with respect to the executive officers and nominees of the Board of Directors of the Company.

          Name             Age                            Position
          ----             ---                            --------
R. Bruce Acacio..........   40 Chief Executive Officer and Chairman of the Board of Directors
Carol Conway DeWees......   60 President, Secretary and Director
Lawrence J. Jagiello(1)..   39 Chief Financial Officer, Treasurer and Director
Tom Hoyt(2)..............   38 Vice President, Sales and Director

--------
(1) Elected to the Board and appointed Chief Financial Officer as of August 14, 2000.
(2) Elected to the Board and appointed Vice President of Sales as of August 17, 2000.

   R. Bruce Acacio is Chairman of the Board and Chief Executive Officer of the Company, and has held those positions since the Company's inception. Mr. Acacio is the former President and Chief Executive Officer of California Software Products, Inc. ("CSPI"), a predecessor company. In January 1997, during Mr. Acacio's tenure as President and Chief Executive Officer, CSPI filed for Chapter 11 protection under the federal bankruptcy laws due to an unresolved conflict with a major creditor. At CSPI, Mr. Acacio was responsible for the release of new versions of CSPI's trademarked BABY/36 and BABY/AS2000 products. Prior to his involvement with CSPI, Mr. Acacio has held sales and middle management positions with UK-based conglomerate Lex Service, PLC and for IBM. In these positions, he has been responsible for turning around troubled operations and expanding business units.

   Carol Conway DeWees is the President and Secretary of the Company and serves as a director on the Board of Directors. Ms. DeWees has served as a director since the Company's inception and has served as the President and Secretary of the Company since July 1999. Prior to that, Ms. DeWees served as Vice President of the Company and was responsible for new product development and support. Ms. DeWees is the former Vice President and Chief Financial Officer of CSPI. In January 1997, during Ms. DeWees' tenure as Vice President and Chief Financial Officer, CSPI filed for Chapter 11 protection under the federal bankruptcy laws due to an unresolved conflict with a major creditor. At CSPI, Ms. DeWees was directly involved in the planning and execution of new product releases, support and documentation of new versions of BABY/36 and BABY/AS2000. Prior to her involvement with CSPI, Ms. DeWees held account and management positions with Ketchum Public Relations in San Francisco, California, servicing both the technology and consumer products sectors.

   Lawrence J. Jagiello is the Company's Chief Financial Officer, Treasurer, and a member of the Company's Board of Directors and has held such positions since August 2000. Prior to his employment with the Company, Mr. Jagiello was the Chief Financial Officer of WWW.COM, Inc, a leading Internet music application service provider based in Irvine, California, where he was responsible for all accounting, finance, purchasing and human resource functions. Prior to that, Mr. Jagiello served as Vice President of Finance at Epoch Networks, Inc., a privately-held Internet service provider, based in Irvine, California, where he co-led a high-yield public debt offering. In addition, Mr. Jagiello formerly worked in the audit group in the Irvine office of Ernst & Young, LLP, where he performed audit and advisory services for technology and manufacturing clients.

   Tom Hoyt is the Company's Vice President of Sales, and a member of the Company's Board of Directors and has held such positions since August 2000. Prior to his employment with the Company, Mr. Hoyt was the Vice President, Sales at CSPI. Prior to his involvement with CSPI, Mr. Hoyt served as Director of Sales with Team ASA, Inc. and held various other software and hardware marketing positions at several technology companies including a Kodak subsidiary based in Hamburg, Germany. Mr. Hoyt is currently responsible for overseeing all sales activities of the Company.

Meetings of Board and Committees

   The Board of Directors held one meeting during the fiscal year ended December 31, 1999, and has held seven meetings since the end of such fiscal year. Among the incumbent nominees for membership on the Board of Directors, none attended fewer than 75% of the aggregate of the meetings of the Board of Directors during the 1999 fiscal year.

   The Board of Directors has not established an Audit Committee, a Compensation Committee, or a Nominating Committee, and, in practice, the entire Board performs the function of such committees.

Director Compensation

   The Company may periodically award options to its Directors under its 2000 Stock Option Plan. Options granted to non-employee Directors of the Company under the Plan have a term not to exceed ten years and an exercise price in an amount determined by the Board of Directors or a committee thereof administering the Plan. During the fiscal year ended December 31, 1999, the Company did not issue any options to purchase shares of its Common Stock to its non-employee Directors.

   The Company's Amended and Restated Articles of Incorporation and the Bylaws provide for indemnification of the Company's directors and executive officers to the extent permissible under Nevada law. The Company generally enters into agreements to indemnify its directors and executive officers in addition to the indemnification provided for in the Articles of Incorporation and Bylaws. Among other things, these agreements provide that the Company will indemnify, subject to certain requirements, the Company's directors and executive officers for certain expenses (including attorneys' fees), judgments, fines and settlement amounts incurred by such person in any action or proceeding, including any action by or in the right of the Company, on account of services by such person as a director or executive officer of the Company, or as a director or officer of any other company or enterprise to which the person provides services at the request of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information as of December 15, 2000, with respect to the beneficial ownership of the Company's Common Stock by: (i) all persons known by the Company to be beneficial owners of more than 5% of the Company's Common Stock, (ii) each director and Named Executive Officer, and
(iii) by all executive officers and directors as a group.

                                                      Amount and
                                                      Nature of     Percent of
                                                      Beneficial      Common
    Name and Address of Beneficial Owner(1)           Ownership      Stock(2)
    ---------------------------------------           ----------    ----------
R. Bruce Acacio...................................... 3,578,414(3)    27.74%
David LaMarr......................................... 3,274,214(3)    25.98%
Carol Conway......................................... 3,398,814(4)    26.45%
Lawrence J. Jagiello.................................         0         --
Tom Hoyt.............................................         0         --
All executive officers and directors as a group (4
 members)............................................ 6,977,228(5)    53.06%

--------
(1) The address of each beneficial owner is c/o California Software Corporation, 2485 McCabe Way, Irvine, CA 92614.
(2) The number of shares outstanding used in this calculation was the number of shares of Common Stock actually outstanding on December 15, 2000.
(3) Includes 3,274,214 shares of common stock held by Mr. Acacio and Mr. LaMarr in joint tenancy and 300,000 shares of common stock underlying options.
(4) Includes 250,000 shares of common stock underlying options.
(5) Includes 550,000 shares of common stock underlying options.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

   The following table sets forth information concerning compensation paid to the Company's Chief Executive Officer and each of the five other significant employees and highest paid executive officers of the Company who received an annual salary and bonus of more than $100,000 for services rendered to the Company during the fiscal year ended December 31, 1999 (the "Named Executive Officers").

                                                   Annual
                                                Compensation
                                             ------------------    All Other
    Name and Principal Position      Year(1) Salary($) Bonus($) Compensation($)
    ---------------------------      ------- --------- -------- ---------------
R. Bruce Acacio,....................  1999   $180,000  $     0      $1,000(2)
 Chairman of the Board and Chief
 Executive Officer

Carol Conway,.......................  1999   $150,000  $     0      $1,000(2)
 President and Secretary

Tom Hoyt,...........................  1999   $ 48,000  $63,000      $1,000(2)
 Vice President, Sales

Lawrence J. Jagiello,...............  1999   $      0  $     0      $    0
 Chief Financial Officer and
 Treasurer(3)

--------
(1) No executive officer of the Company drew a salary from the Company prior to January 12, 1999.
(2) These payments consist of amounts funded by the Company's 401(k) plan for the year ended December 31, 1999.
(3) Mr. Jagiello was not employed by the Company prior to August 2000.

Options Granted in Last Fiscal Year

   There were no grants of stock options to any of the Named Executive Officers during the year ended December 31, 1999.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

   There were no option exercises by any of the Named Executive Officers during the year ended December 31, 1999.

Employment Agreements and Termination of Employment Arrangements

   On December 13, 1999, the Company entered into an employment agreement with Bruce Acacio, its Chief Executive Officer. The agreement has a three year term and the total consideration to be paid under such agreement is summarized as follows:

                                                      Year 1   Year 2   Year 3
                                                     -------- -------- --------
Annual base salary.................................. $225,000 $300,000 $350,000
Annual bonus(1)..................................... $100,000 $100,000 $100,000
Options to purchase Common Stock(2).................  300,000  300,000  300,000

   In addition, on December 13, 1999, the Company also entered into an employment agreement with Carol Conway DeWees, its President. The agreement also has a three year term and the total consideration to be paid under such agreement is summarized as follows:

                                                      Year 1   Year 2   Year 3
                                                     -------- -------- --------
Annual base salary.................................. $180,000 $230,000 $280,000
Annual bonus(1)..................................... $100,000 $100,000 $100,000
Options to purchase Common Stock(2).................  250,000  250,000  250,000

--------
(1) Bonuses are to be paid quarterly based upon a percentage of achievement of revenue goals set forth by the Company's Board of Directors.
(2) Option grants are to be issued at the end of each year during the term of the agreement and are exercisable at the end of the initial term of the agreement.

   Both agreements provide that, upon termination of the employee as a result of unlawful or dishonest acts by the employee, conviction of the employee of a felony offense, or a breach of any term of the employment agreement by the employee, the Company shall pay the employee the full amount of compensation accrued as of the date of termination. In addition, both agreements provide for the immediate payment of all compensation due under the agreement for the remainder of the term of the agreement upon the termination of employment due to a default or breach of any term of the agreement by the Company. Finally, both agreements contain non-competition provisions as well as provisions under which both officers will continue to serve the Company in the same capacity in the event of a change of control.

Certain Transactions

   The Company engaged the services of NevWest Securities Corporation ("NevWest") on November 23, 1999, as its investment banking firm in conjunction with corporate finance and investment banking services. The Company agreed to compensate NevWest for its services as a promoter with a warrant that permitted NevWest to purchase 600,000 shares of the Company's Common Stock. The principal terms of the warrant include an exercise price equal to 110% of the average daily closing price of the Company's Common Stock on the Over-the-Counter-Bulletin Board ("OTCBB"), calculated as of each day's closing bid over the course of the Company's first 30 days of available and/or active trading on the OTCBB. The warrant was exercisable within a period commencing 30 days after the first day of available and/or active trading of the Company's Common Stock on the OTCBB and expiring two years from such commencement date. On February 7, 2000, NevWest exercised the warrant and paid the Company $200,000 cash and $74,032 in the form of a non-interest bearing promissory note with a maturity date of September 6, 2001.

   The Company engaged the services of OTC Financial Network ("OTCFN"), a division of National Financial Communications Corp., a full service financial communications and investor relations firm assisting the Company in shareholder communications. For its services as a promoter, on March 6, 2000, the Company issued OTCFN, 420,000 shares of restricted Common Stock valued at $0.625 per share.

   The Company engaged the services of A to Z Consultants ("A to Z") to assist the Company in its shareholder communications. For its services as a promoter, on April 14, 2000, the Company issued A to Z, 150,000 shares of restricted Common Stock valued at $5.10 per share.

Compensation Committee Interlocks and Insider Participation

   There are no Compensation Committee interlocks between the Company and other entities involving the Company's executive officers and Board members who serve as executive officers or Board members of such other entities.

Interests of Certain Persons in Matter to be Acted Upon

   All directors and executive officers of the Company are eligible to participate in the Company's 2000 Stock Option Plan (the "Option Plan") and to receive option grants thereunder and, as of December 1, 2000, the following individuals, each of whom has been a director or executive officer of the Company at some time since the beginning of the last fiscal year, have been granted options to purchase shares of the Company's Common Stock pursuant to the Option Plan: R. Bruce Acacio, Carol Conway DeWees, Lawrence J. Jagiello and Tom Hoyt. Additionally, the Proposals were approved by R. Bruce Acacio and Carol Conway DeWees, the holders of a majority of the outstanding shares of Common Stock, both of whom are Nominees.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

   During the most recent fiscal year ended December 31, 1999, Thomas W. Hoyt and Lawrence J. Jagiello each failed to file on a timely basis, Initial Statements of Beneficial Ownership on Form 3. These delinquent forms were subsequently filed.

   To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1999, its officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements.

Required Vote

   The written consent of a majority of the shares of Common Stock was required to approve the Option Plan. The required vote was obtained by the Company on December 4, 2000.

                     APPROVAL OF THE 2000 STOCK OPTION PLAN

   On December 4, the Board of Directors of the Company approved by action taken without a meeting by written consent, subject to the approval of the shareholders, the Option Plan creating 3,000,000 shares of Common Stock underlying options that may be granted under the Option Plan. The Option Plan was approved by the holders of a majority of the outstanding Common Stock of the Company on December 4, 2000. As of December 4, 2000, the Company had issued 821,500 shares under the Option Plan, with 2,178,500 shares remaining for future grant under the Option Plan.

   The Board of Directors believes that the establishment of the Option Plan is in the best interests of the Company because it permits the Company to attract and retain employees by providing them with appropriate equity incentives. The Option Plan plays an important role in the Company's efforts to attract and retain employees of outstanding ability. In addition, the Company considers acquisitions as a part of its business strategy. Because the acquisitions may involve both the issuance of additional shares and options to acquire shares of Common Stock as consideration, and an increase in the number of employees, the Board of Directors considered it appropriate to establish the Option Plan.

   The following is a general summary of the Option Plan which is qualified in its entirety by reference to the full text of the Option Plan as proposed to be amended, attached to this Information Statement as Exhibit A.

Shares Subject to the Option Plan

   The stock available for issuance under the Option Plan consists of shares of the Company's authorized but unissued Common Stock. The maximum number of shares that may be issued under the Option Plan is 3,000,000 shares. If any previously granted option expires or otherwise terminates, in whole or in part, without having been exercised in full, the stock not issued under such option will revert to and again become available for issuance under the Option Plan. The number of shares issuable pursuant to the Option Plan, and the exercise price of such options, is subject to proportional adjustment to reflect stock splits, stock dividends, mergers, consolidations, and similar events.

Eligibility for Participation

   Options granted under the Option Plan may be either "incentive stock options" (which qualify for special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) or nonstatutory stock options. Employees, including officers and directors who are employees, of the Company and its subsidiaries (an "Eligible Employee"), may be granted either incentive or nonstatutory stock options. However, members of the Board of Directors who are not officers or employees of the Company or its subsidiaries, and consultants to the Company and its subsidiaries (together, an "Eligible Director or Consultant"), may only be granted nonstatutory stock options.

   As of December 4, 2000, approximately 40 persons were eligible to participate in the Option Plan, and 821,500 shares were subject to outstanding options.

Administration

   The Option Plan may be administered by the Board of Directors or by a committee of non-employee directors designated by the Board of Directors. The Option Plan is currently being administered by the Board of Directors. Subject to the terms of the Option Plan, the Board of Directors determines the persons who are to receive awards, the number of shares subject to each such award, and the terms and conditions of such awards.

Exercise of Options

   The Board of Directors or committee thereof may provide that the total number of shares of stock subject to an option may vest and become exercisable in periodic installments.

   The exercise price of any incentive stock option granted under the Option Plan may not be less than the fair market value of the shares of Common Stock underlying such option, determined as of the date of grant. If an Eligible Employee possesses at least 10% of the total combined voting power of all classes of the Company's stock at the time of grant of an incentive stock option (a "10% Eligible Employee"), the exercise price may not be less than 110% of the fair market value of the Common Stock underlying the option, determined as of the date of grant. The exercise price of nonstatutory stock options may be more or less than, or equal to, the fair market value of the underlying Common Stock. The exercise price of an option may be paid in cash or, at the discretion of the Board of Directors or committee, through the delivery of other shares of Common Stock of the Company or delivery to the Company of all or part of an option granted under the Option Plan for cashless exercise. The Board of Directors or committee may provide for other methods of payment upon the exercise of an option.

   As of December 4, 2000, the aggregate fair market value of shares of Common Stock subject to outstanding options under the Option Plan was $526,253, based upon the closing sale price of such stock on the OTCBB on such date.

Expiration of Options

   No option granted under the Option Plan may be made exercisable after the expiration of ten years from the date such option is granted. In addition, any option granted to a 10% Eligible Employee may not be made exercisable after the expiration of five years from the date the option is granted.

   Termination of Employment. Before the expiration date of an option, such option is exercisable by an Eligible Employee or Eligible Director or Consultant while such person continues to be employed by, or is performing services for, the Company or its subsidiaries. Upon the termination of an Eligible Employee's employment or the termination of an Eligible Director or Consultant's relationship with the Company or its subsidiaries (other than termination by death or disability), an option may be exercised (to the extent exercisable at the date of termination) within the earlier of 90 days after such termination of employment or relationship, or the expiration date of the option as provided in the option agreement.

   Death or Disability. In the event an Eligible Employee's employment or Eligible Director or Consultant's relationship with the Company or its subsidiaries terminates by reason of disability, the option may be exercised (to the extent exercisable at the date of termination) within the earlier of six months following such termination or the expiration date of the option as provided in the option agreement. Following the death of an Eligible Employee or Eligible Director or Consultant, the option may be exercised (to the extent exercisable at the date of death) by the optionee's estate on the earlier of 12 months from the date of death or the expiration date of such option as provided in the option agreement.

   Options which are not exercisable by an Eligible Employee or Eligible Director or Consultant at the time of termination of employment or termination of relationship with the Company or its subsidiaries will terminate as of the date of termination of employment or relationship, and will not be exercisable.

Corporate Change

   Upon a dissolution, liquidation or sale of substantially all of the assets of the Company, a merger or consolidation in which the Company is not the surviving entity, or a reverse merger in which the Company is the surviving entity, but the shares of Common Stock of the Company are converted into other property (collectively, a "Corporate Change"), the surviving entity must assume any outstanding options under the Option Plan or substitute similar options for such options, or the options will remain in full force and effect. If the surviving entity refuses to continue such options or substitute similar options, then the time in which such options are exercisable will be accelerated and the options will terminate to the extent not exercised prior to the occurrence of a Corporation Change.

Amendments

   The Board of Directors may amend, suspend or terminate the Option Plan, provided that any amendment changing the rights and obligations under any option granted pursuant to the Option Plan must be approved by the person to whom such option was granted.

Term of Option Plan

   Unless terminated earlier as provided in the Option Plan, the Option Plan will terminate on January 24, 2010, which is ten years from the date the Option Plan was adopted by the Board.

Federal Income Tax Information

   Incentive Stock Options. Upon the grant of an incentive stock option, the optionee will not recognize any taxable income and the Company will not be entitled to a tax deduction. Upon the exercise thereof while the optionee is employed by the Company or a subsidiary or within three (3) months after termination of employment, the optionee will not recognize taxable income if certain holding period requirements under the Code are met; however, under certain circumstances, the excess of the fair market value of the shares of Common Stock acquired upon such exercise over the exercise price may be subject to the alternative minimum tax.

   If the shares of Common Stock acquired pursuant to the exercise of an incentive stock option are held for at least two years from the date of grant and at least one year from the date of exercise, the optionee's gain or loss upon a disposition of such shares of Common Stock will be a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If the optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If such shares are disposed of prior to the expiration of these holding periods, the optionee will recognize ordinary income on certain amounts in excess of the option price and the Company will be entitled to a corresponding tax deduction.

   Nonstatutory Options. Upon the grant of a nonstatutory option, the optionee will not recognize any taxable income. Upon the exercise thereof, the optionee will recognize taxable income in an amount equal to the difference between (i) the fair market value of the shares of Common Stock acquired upon such exercise, and (ii) the exercise price. At that time, the Company will be entitled to a corresponding tax deduction. Upon a subsequent disposition of shares of Common Stock acquired upon the exercise of a nonstatutory option, the optionee will recognize long-term or short-term capital gain or loss, depending on the holding period of such shares.

New Plan Benefits

   As stated above, the Board or a committee thereof has the authority to determine the amounts, terms and grant dates of options to be granted in the future to Eligible Employees or Eligible Directors or Consultants under the Option Plan. To date, no such determinations have been made and, as a result, it is not possible to state such information.

Possible Anti-Takeover Effects

   Although not intended as an anti-takeover measure by the Board of Directors, one of the possible effects of the Option Plan could be to place additional shares, and to increase the percentage of the total number of shares outstanding, in the hands of the Directors and officers of the Company. Such persons may be viewed as part of, or friendly to, incumbent management and may, therefore, under certain circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of such attempt.

   In addition, options may, in the discretion of the Board of Directors or committee designated by the Board of Directors, contain a provision providing for the acceleration of the exercisability of outstanding, but unexercisable, installments upon the first public announcement of a tender offer, merger, consolidation, sale of all or substantially all of the Company's assets, or other attempted changes in the control of the Company. In the opinion of the Board of Directors, such an acceleration provision merely ensures that optionees under the Option Plan will be able to exercise their options as intended by the Board of Directors and shareholders prior to any such extraordinary corporate transaction which might serve to limit or restrict such right. The Board of Directors is, however, presently unaware of any threat of hostile takeover involving the Company.

Registration of Shares Issued Under the 2000 Plan

   The Company intends that the shares to be reserved for and issued under the Option Plan may be registered under the Securities Act of 1933, as amended. Such registration, if completed, would in most cases permit the unrestricted resale in the public market of shares issued pursuant to the Option Plan. The Company intends to file a registration statement on Form S-8 in the near future to register the resale of all shares issuable pursuant to the exercise of options that may have been or may be issued under the Option Plan.

   There were no grants of stock options to any of the Named Executive Officers for the year ended December 31, 1999.

Required Vote

   The written consent of a majority of the shares of Common Stock was required to approve the Option Plan. The required vote was obtained by the Company on December 4, 2000.

                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

   On December 4, 2000, the Board of Directors authorized the appointment of Stark, Tinter and Associates, LLP as its principal independent public accountants to perform the audit of the Company's financial statements for fiscal year 2000. Stark, Tinter and Associates, LLP has replaced Squar, Milner, Reehl & Williamson, LLP ("Squar") who was retained by the Company to replace James E. Slayton, CPA, who audited the Company's financial statements for the year ended December 31, 1999. The holders of a majority of the outstanding shares of the Company's Common Stock have ratified this appointment.

   In October 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") No. 97-2, "Software Revenue Recognition" which superseded SOP No. 91-1. SOP No. 97-2 was effective for fiscal years after December 15, 1997, as amended by SOP No. 98-4 and SOP No. 98-9, and provides guidance on applying generally accepted accounting principles ("GAAP") for software revenue recognition transactions. The Company had been improperly recognizing revenue on shipments of new products that failed to meet the criteria specified in SOP No. 97-2. The Company's independent accountant issued an unqualified opinion on the Company's financial statements for the year ended December 31, 1999, a copy of which was included in the Company's Annual Report on Form 10-KSB filed for the year then ended. In addition, the Company filed a Form 10-QSB for the three month period ended March 31, 2000 which contained financial statements that were also not prepared in accordance with the provisions of SOP No. 97-2. During the first quarter of 2000, the Company was seeking to list its Common Stock on the American Stock Exchange ("AMEX") and, during the listing process, was notified that the Company would need to submit reaudited financial statements for the year ended December 31, 1999 from another independent accountant because the Company was unable to provide evidence that its independent accountant met the peer review standards mandated by the American Institute of Certified Public Accountants ("AICPA"). On May 2, 2000, the Company's Board of Directors approved a resolution engaging a new certifying independent accountant, Squar, who was initially engaged to perform a SAS 71 review of the Company's financial statements for the three months ended March 31, 2000. After appointing Squar, AMEX notified the Company that it would accept audited financial statements for the three month period ended March 31, 2000 in lieu of having the year ended December 31, 1999 reaudited by Squar. Squar subsequently notified the Company that it would not be able to perform this audit within the timeframe requested by the Company. On July 24, 2000, the Company engaged a new certifying independent accountant, Stark, Tinter and Associates, LLP ("Stark") in order to complete the audit within the Company's timeframe. Upon examination of the Company's financial statements, Stark notified the Company that the method in which the Company used to record revenue was not in compliance with the provisions of SOP No. 97-2. Accordingly, the Company amended its filings on Form 10-KSB and 10-QSB for the year and quarter ended December 31, 1999 and March 31, 2000, respectively, to reflect appropriate changes that were made to the financial statements contained in such filings in order to comply with SOP No. 97-2.

                           ACTIONS BY WRITTEN CONSENT

   Under Section 78.320 of the Nevada Revised Statutes and the Company's Bylaws, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting, without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted (here, a majority of the outstanding shares of Common Stock of the Company).

   Effective December 4, 2000, by action by written consent in lieu of a special meeting of the Board of Directors, the Board of Directors of the Company fixed December 4, 2000 as the Record Date for purposes of determining the holders of record of the Company's Common Stock eligible to notice of and entitled to give their consent to the actions proposed above.

   Effective as of December 4, 2000, the holders of a majority of the shares of Common Stock approved and adopted the foregoing actions by written consent. Accordingly, your consent is not required and is not being solicited in connection with the foregoing actions.

                             SHAREHOLDER PROPOSALS

   Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), proposals by shareholders which are intended for inclusion in the Company's proxy statement and proxy and to be presented at the Company's next annual meeting of shareholders must have been received by the Company at its principal executive offices on or before August 29, 2001 for consideration by the Company for possible inclusion in the proxy material for that meeting. Such proposals should have been addressed to the Company's Secretary and may be included in the proxy materials for that meeting if they complied with certain rules and regulations of the Commission governing shareholder proposals. For all other proposals by shareholders to be timely, a shareholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than November 12, 2001. If a shareholder fails to so notify the Company of any such proposal prior to such date, management of the Company will be allowed to use their discretionary voting authority with respect to proxies held by management when the proposal is raised at the annual meeting (without any discussion of the matter in the Company's proxy statement).

                           INCORPORATION BY REFERENCE

   This Information Statement incorporates certain business and financial information about the Company that has not been included in or delivered with this document. The Company will provide copies of any and all of these materials (excluding exhibits), without charge, upon written or oral request to: California Software Corporation, 2485 McCabe Way, Irvine, California 92614,
Attention: Corporate Secretary. For additional information about the availability of documents concerning the Company that have been filed with the Commission, see "Available Information" immediately below.

   This Information Statement incorporates by reference the Company's Annual Report on Form 10-KSB/A for the twelve months ended December 31, 1999, the Company's Quarterly Reports on Form 10-QSB for the quarters ended March 31, June 30 and September 30, 2000 and the Company's Current Reports on Form 8-K, as amended and filed with the Commission during the period from December 31, 1999 until the date of this Information Statement.

   Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein modifies or supersedes such previous statement and to the extent that any subsequently filed document modifies or supersedes such previous statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded.

   All information appearing in this Information Statement is qualified in its entirety by the information and financial statements (including notes thereto) appearing in the document incorporated herein by reference.

                             AVAILABLE INFORMATION

   The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports and other information with the Commission relating to its business, financial statements and other matters. Reports and information statements filed pursuant to the informational requirements of the Exchange Act and other information filed with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W.,

Washington, D.C. 20549, and at the Commission's Midwest Regional Offices at 500 West Madison Street, Chicago, Illinois 60606 and Northeast Regional Office at 7 World Trade Center, New York, New York 10048. Copies of such material can also be obtained at prescribed rates from the Public Reference Section of the Commission at its principal office at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Such material may also be obtained electronically by visiting the Commission's web site on the Internet at http://www.sec.gov. The Common Stock of the Company is listed for quotation on the OTCBB under the symbol "CAWC."

                                                                       EXHIBIT A

                             2000 STOCK OPTION PLAN

   NOTICE: QUALIFIED OPTIONS UNDER THIS PLAN BEAR RESTRICTIONS GOVERNED BY
SECTION 422 OF THE INTERNAL REVENUE CODE. PLAN PARTICIPANTS ARE URGED TO READ
SECTION 422 AND TO UNDERSTAND THE RESTRICTIONS CONTAINED THEREIN. NOT ALL
SECTION 422 RESTRICTIONS ARE REFERENCED IN THIS PLAN. OPTIONS GRANTED HEREUNDER MAY BEAR RESTRICTIONS IMPOSED BY FEDERAL AND STATE SECURITIES LAWS. PLAN PARTICIPANTS ARE URGED TO CONSULT WITH THEIR TAX AND LEGAL ADVISORS CONCERNING THE NATURE AND RESTRICTIONS UPON THE OPTIONS GOVERNED HEREBY.

   This 2000 STOCK INCENTIVE PLAN (the "Plan") is hereby established by California Software Corporation, a Nevada corporation (the "Company"), and adopted by its Board of Directors as of the 24th day of January, 2000 (the "Effective Date").

                                   ARTICLE 1
                              PURPOSES OF THE PLAN

   1.1 Purposes. The purposes of the Plan are (a) to enhance the Company's ability to attract and retain the services of qualified employees, officers and directors (including non-employee officers and directors), and consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company's business largely depends, and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

                                   ARTICLE 2
                                  DEFINITIONS

   For purposes of this Plan, the following terms shall have the meanings indicated:

     2.1 Administrator. "Administrator" means the Board or, if the Board delegates responsibility for any matter to the Committee, the term Administrator shall mean the Committee.

     2.2 Affiliated Company. "Affiliated Company" means any "parent corporation" or "subsidiary corporation" of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively.

     2.3 Board. "Board" means the Board of Directors of the Company.

     2.4 Change in Control. "Change in Control" shall mean (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity immediately after such merger or consolidation; (iii) a reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company are transferred to or acquired by a person or persons different from the persons holding those securities immediately prior to such merger; (iv) the sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (v) the approval by the shareholders of a plan or proposal for the liquidation or dissolution of the Company.

     2.5 Code. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.6 Committee. "Committee" means a committee of two or more members of the Board appointed to administer the Plan, as set forth in Section 7.1 hereof.

     2.7 Common Stock. "Common Stock" means the Common Stock of the Company, subject to adjustment pursuant to Section 4.2 hereof.

     2.8 Continuous Service. "Continuous Service" means (i) employment by either the Company or any parent or subsidiary corporation of the Company, or by a corporation or a parent or subsidiary of a corporation issuing or assuming a stock option in a transaction to which Section 424(4) of the Code applies, which is uninterrupted except for vacations, illness (except for permanent disability, as defined in Section 22(e)(3) of the Code), or leaves of absence which are approved in writing by the Company or any of such other employer corporations, if applicable, (ii) service as a member of the Board of Directors of the Company until Participant resigns, is removed from office, or Participant's term of office expires and he or she is not reelected, or (iii) so long as Participant is engaged as a consultant or service provider to the Company or other corporation referred to in clause (i) above.

     2.9 Disability. "Disability" means permanent and total disability as defined in Section 22(e)(3) of the Code. The Administrator's determination of a Disability or the absence thereof shall be conclusive and binding on all interested parties.

     2.10 Effective Date. "Effective Date" means the date on which the Plan is adopted by the Board, as set forth on the first page hereof.

     2.11 Exercise Price. "Exercise Price" means the purchase price per share of Common Stock payable upon exercise of an Option.

     2.12 Fair Market Value. "Fair Market Value" on any given date means the value of one share of Common Stock, determined as follows:

       (a) If the Common Stock is then listed or admitted to trading on a NASDAQ market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on such NASDAQ market system or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on such NASDAQ market system or such exchange on the next preceding day for which a closing sale price is reported.

       (b) If the Common Stock is not then listed or admitted to trading on a NASDAQ market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.

       (c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested parties.

     2.13 Incentive Option. "Incentive Option" means any Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

     2.14 Incentive Option Agreement. "Incentive Option Agreement" means an Option Agreement with respect to an Incentive Option.

     2.15 NASD Dealer. "NASD Dealer" means a broker-dealer that is a member of the National Association of Securities Dealers, Inc.

     2.16 Nonqualified Option. "Nonqualified Option" means any Option that is not an Incentive Option. To the extent that any Option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, including, without limitation, for failure to meet the limitations applicable to a 10% Shareholder or because it exceeds the annual limit provided for in Section 5.6 below, it shall to that extent constitute a Nonqualified Option.

     2.17 Nonqualified Option Agreement. "Nonqualified Option Agreement" means an Option Agreement with respect to a Nonqualified Option.

     2.18 Offeree. "Offeree" means a Participant to whom a Right to Purchase has been offered or who has acquired Restricted Stock under the Plan.

     2.19 Option. "Option" means any option to purchase Common Stock granted pursuant to the Plan.

     2.20 Option Agreement. "Option Agreement" means the written agreement entered into between the Company and the Optionee with respect to an Option granted under the Plan.

     2.21 Optionee. "Optionee" means a Participant who holds an Option.

     2.22 Participant. "Participant" means an individual or entity who holds an Option, a Right to Purchase or Restricted Stock under the Plan.

     2.23 Purchase Price. "Purchase Price" means the purchase price per share of Restricted Stock payable upon acceptance of a Right to Purchase.

     2.24 Restricted Stock. "Restricted Stock" means shares of Common Stock issued pursuant to Article 6 hereof, subject to any restrictions and conditions as are established pursuant to such Article 6.

     2.25 Right to Purchase. "Right to Purchase" means a right to purchase Restricted Stock granted to an Offeree pursuant to Article 6 hereof.

     2.26 Service Provider. "Service Provider" means a consultant or other person or entity who provides services to the Company or an Affiliated Company and who the Administrator authorizes to become a Participant in the Plan.

     2.27 Stock Purchase Agreement. "Stock Purchase Agreement" means the written agreement entered into between the Company and the Offeree with respect to a Right to Purchase offered under the Plan.

     2.28 10% Shareholder. "10% Shareholder" means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliated Company.

                                   ARTICLE 3
                                  ELIGIBILITY


     3.1 Incentive Options. Only employees of the Company or of an Affiliated Company (including officers of the Company and members of the Board if they are employees of the Company or of an Affiliated Company) are eligible to receive Incentive Options under the Plan.

     3.2 Nonqualified Options and Rights to Purchase. Employees of the Company or of an Affiliated Company, officers of the Company and members of the Board (whether or not employed by the Company or an Affiliated Company), and Service Providers are eligible to receive Nonqualified Options or Rights to Purchase under the Plan.

                                   ARTICLE 4
                                  PLAN SHARES

   4.1 Shares Subject to the Plan. A total of 3,000,000 shares of Common Stock may be issued under the Plan, subject to adjustment as to the number and kind of shares pursuant to Section 4.2 hereof. For purposes of this limitation, in the event that (a) all or any portion of any Option or Right to Purchase granted or offered under the Plan can no longer under any circumstances be exercised, or (b) any shares of Common Stock are reacquired by the Company which were initially the subject of an Incentive Option Agreement, Nonqualified Option Agreement or Stock Purchase Agreement, the shares of Common Stock allocable to the unexercised portion of such Option or such Right to Purchase, or the shares so reacquired, shall again be available for grant or issuance under the Plan. Notwithstanding the foregoing, the authorized number of shares subject to this Plan shall not exceed the limitation imposed by Section
260.140.45 of the Code of Regulations of the California Commissioner of Corporations unless approved by at least two-thirds (2/3) of the outstanding shares of the Company entitled to vote thereon.

   4.2 Changes in Capital Structure. In the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, reverse stock split, combination of shares, reclassification, stock dividend, or other change in the capital structure of the Company, then appropriate adjustments shall be automatically made to the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding Option Agreements, Rights to Purchase and Stock Purchase Agreements in order to preserve, as nearly as practicable, but not to increase, the benefits to Participants.

                                   ARTICLE 5
                                    OPTIONS

   5.1 Option Agreement. Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement which shall specify the number of shares subject thereto, the Exercise Price per share, and whether the Option is an Incentive Option or Nonqualified Option. As soon as is practical following the grant of an Option, an Option Agreement shall be duly executed and delivered by or on behalf of the Company to the Optionee to whom such Option was granted. Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable, including, without limitation, the imposition of any rights of first refusal and resale obligations upon any shares of Common Stock acquired pursuant to an Option Agreement. Each Option Agreement may be different from each other Option Agreement.

   5.2 Exercise Price. The Exercise Price per share of Common Stock covered by each Option shall be determined by the Administrator, subject to the following:
(a) the Exercise Price of an Incentive Option shall not be less than 100% of Fair Market Value on the date the Incentive Option is granted, (b) the Exercise Price of a Nonqualified Option shall not be less than 100% of Fair Market Value on the date the Nonqualified Option is granted, and (c) if the person to whom an Option is granted is a 10% Shareholder on the date of grant, the Exercise Price shall not be less than 110% of Fair Market Value on the date the Option is granted.

   5.3 Payment of Exercise Price. Payment of the Exercise Price shall be made upon exercise of an Option and may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Optionee that have been held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise;
(d) the Optionee's promissory note in a form and on terms acceptable to the Administrator; (e) the cancellation of indebtedness of the Company to the Optionee; (f) the waiver of compensation due or accrued to the Optionee for services rendered; (g) provided that a public market for the Common Stock exists, a "same day sale"
commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; (h) provided that a public market for the Common Stock exists, a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or (i) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

   5.4 Term and Termination of Options. The term and provisions for termination of each Option shall be as fixed by the Administrator, but no Option may be exercisable more than ten (10) years after the date it is granted. An Incentive Option granted to a person who is a 10% Shareholder on the date of grant shall not be exercisable more than five (5) years after the date it is granted.

   5.5 Vesting and Exercise of Options. Each Option shall vest and become exercisable in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives, as shall be determined by the Administrator. An Option granted to an employee who is neither an officer nor a director of the Company must vest at a rate of at least 20% per year over a period of five years from the date of grant, subject to reasonable conditions such as continued employment. Notwithstanding the foregoing, to the extent required by applicable law, each Option shall provide that the Optionee shall have the right to exercise the vested portion of any Option held at termination for at least 30 days following termination for any reason, and that the Optionee shall have the right to exercise the Option for at least six months if such termination was due to the death or Disability of the Optionee.

   5.6 Annual Limit on Incentive Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock shall not, with respect to which Incentive Options granted under this Plan and any other plan of the Company or any Affiliated Company become exercisable for the first time by an Optionee during any calendar year, exceed $100,000.

   5.7 Nontransferability of Options. No Option shall be assignable or transferable except by will or the laws of descent and distribution, and during the life of the Optionee shall be exercisable only by such Optionee.

   5.8 Rights as Shareholder. An Optionee or permitted transferee of an Option shall have no rights or privileges as a shareholder with respect to any shares covered by an Option until such Option has been duly exercised and certificates representing shares purchased upon such exercise have been issued to such person.

   5.9 Company's Repurchase Right. In the event of termination of a Participant's Continuous Service for any reason whatsoever (including death or disability), the Option Agreement may provide, in the discretion of the Administrator, that the Company, or its assignee, shall have the right, exercisable at the discretion of the Administrator, to repurchase shares of Common Stock acquired pursuant to the exercise of an Option at any time prior to the consummation of the Company's initial public offering of securities in an offering registered under the Securities Act of 1933, as amended, and at the price equal to the Fair Market Value per share of Common Stock as of the date of termination of Optionee's employment. The repurchase right provided in this
Section 5.9 shall terminate and be of no further force or effect following the consummation of an underwritten public offering of the Company's Common Stock.

   In any event, the right to repurchase must be exercised within sixty (60) days of the termination of Participant's Continuous Service (or in the case of Common Stock issued upon exercise of Options after the date of termination, within sixty (60) days after the date of the exercise) and may be paid by the Company, or its assignee, by cash, check, or cancellation of indebtedness within thirty (30) days of the expiration of the right to exercise.

                                   ARTICLE 6
                               RIGHTS TO PURCHASE

   6.1 Nature of Right to Purchase. A Right to Purchase granted to an Offeree entitles the Offeree to purchase, for a Purchase Price, shares of Common Stock subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"). Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives.

   6.2 Acceptance of Right to Purchase. An Offeree shall have no rights with respect to the Restricted Stock subject to a Right to Purchase unless the Offeree shall have accepted the Right to Purchase within ten (10) days (or such longer or shorter period as the Administrator may specify) following the grant of the Right to Purchase by making payment of the full Purchase Price to the Company in the manner set forth in Section 6.4 hereof and by executing and delivering to the Company a Stock Purchase Agreement. Each Stock Purchase Agreement shall be in such form, and shall set forth the Purchase Price and such other terms, conditions and restrictions of the Restricted Stock, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable. Each Stock Purchase Agreement may be different from each other Stock Purchase Agreement.

   6.3 Purchase Price. The Purchase Price of shares of Restricted Stock shall not be less than 100% of the Fair Market Value on the date of grant. Subject to the foregoing, the Purchase Price shall be determined by the Administrator in its sole discretion.

   6.4 Payment of Purchase Price. Subject to any legal restrictions, payment of the Purchase Price upon acceptance of a Right to Purchase Restricted Stock may be made, in the discretion of the Administrator, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Offeree that have been held by the Offeree for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes, which surrendered shares shall be valued at Fair Market Value as of the date of such acceptance; (d) the Offeree's promissory note in a form and on terms acceptable to the Administrator; (e) the cancellation of indebtedness of the Company to the Offeree; (f) the waiver of compensation due or accrued to the Offeree for services rendered; or (g) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

   6.5 Rights as a Shareholder. Upon complying with the provisions of Section
6.2 hereof, an Offeree shall have the rights of a shareholder with respect to the Restricted Stock purchased pursuant to the Right to Purchase, including voting and dividend rights, subject to the terms, restrictions and conditions as are set forth in the Stock Purchase Agreement. Unless the Administrator shall determine otherwise, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares have vested in accordance with the terms of the Stock Purchase Agreement.

   6.6 Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Stock Purchase Agreement. In the event of termination of a Participant's employment, service as a director of the Company or Service Provider status for any reason whatsoever (including death or disability), the Stock Purchase Agreement may provide, in the discretion of the Administrator, that the Company shall have the right, exercisable at the discretion of the Administrator, to repurchase (i) at the original Purchase Price, any shares of Restricted Stock which have not vested as of the date of termination, and (ii) at the Fair Market Value, any shares of Restricted Stock which have vested as of such date, on such terms as may be provided in the Stock Purchase Agreement. In any event, the right to repurchase must be exercised within sixty (60) days of the termination of Participant's Continuous Service and may be paid by the Company or its assignee, by cash, check, or cancellation of indebtedness within thirty (30) days of the expiration of the right to exercise.

   6.7 Vesting of Restricted Stock. The Stock Purchase Agreement shall specify the date or dates, the performance goals or objectives which must be achieved, and any other conditions on which the Restricted Stock may vest. A Stock Purchase Agreement awarded to an employee who is neither an officer nor a director of the Company must vest at a rate of at least 20% per year over a period of five years from the date of grant, subject to reasonable conditions such as continued employment.

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   6.8 Dividends. If payment for shares of Restricted Stock is made by promissory note, any cash dividends paid with respect to the Restricted Stock may be applied, in the discretion of the Administrator, to repayment of such note.

   6.9 Nonassignability of Rights. No Right to Purchase shall be assignable or transferable except by will or the laws of descent and distribution or as otherwise provided by the Administrator.

                                   ARTICLE 7
                           ADMINISTRATION OF THE PLAN

   7.1 Administrator. Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee consisting of two (2) or more members of the Board (the "Committee"). Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. As used herein, the term "Administrator" means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

   7.2 Powers of the Administrator. In addition to any other powers or authority conferred upon the Administrator elsewhere in the Plan or by law, the Administrator shall have full power and authority: (a) to determine the persons to whom, and the time or times at which, Incentive Options or Nonqualified Options shall be granted and Rights to Purchase shall be offered, the number of shares to be represented by each Option and Right to Purchase and the consideration to be received by the Company upon the exercise thereof; (b) to interpret the Plan; (c) to create, amend or rescind rules and regulations relating to the Plan; (d) to determine the terms, conditions and restrictions contained in, and the form of, Option Agreements and Stock Purchase Agreements;
(e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant's rights under any Option or Right to Purchase under the Plan; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement or Stock Purchase Agreement; (g) to accelerate the vesting of any Option or release or waive any repurchase rights of the Company with respect to Restricted Stock; (h) to extend the exercise date of any Option or acceptance date of any Right to Purchase; (i) to provide for rights of first refusal and/or repurchase rights;
(j) to amend outstanding Option Agreements and Stock Purchase Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Option or Right to Purchase or in furtherance of the powers provided for herein; and (k) to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the Plan shall be final and binding on the Company and all Participants.

   7.3 Limitation on Liability. No employee of the Company or member of the Board or Committee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any employee of the Company with duties under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person's conduct in the performance of duties under the Plan.

                                   ARTICLE 8
                               CHANGE IN CONTROL

   8.1 Change in Control. In order to preserve a Participant's rights in the event of a Change in Control of the Company:

     (a) Vesting of all outstanding Options shall accelerate automatically effective as of immediately prior to the consummation of the Change in Control unless the Options are to be assumed by the acquiring or

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

   successor entity (or parent thereof) or new options or New Incentives are to be issued in exchange therefor, as provided in subsection (b) below.

     (b) Vesting of outstanding Options shall not accelerate if and to the extent that: (i) the Options (including the unvested portion thereof) are to be assumed by the acquiring or successor entity (or parent thereof) or new options of comparable value are to be issued in exchange therefor pursuant to the terms of the Change in Control transaction, or (ii) the Options (including the unvested portion thereof) are to be replaced by the acquiring or successor entity (or parent thereof) with other incentives under a new incentive program ("New Incentives") containing such terms and provisions as the Administrator in its discretion may consider equitable. If outstanding Options are assumed, or if new options of comparable value are issued in exchange therefor, then each such Option or new option shall be appropriately adjusted, concurrently with the Change in Control, to apply to the number and class of securities or other property that the Participant would have received pursuant to the Change in Control transaction in exchange for the shares issuable upon exercise of the Option had the Option been exercised immediately prior to the Change in Control, and appropriate adjustment also shall be made to the Exercise Price such that the aggregate Exercise Price of each such Option or new option shall remain the same as nearly as practicable.

     (c) The Administrator in its discretion may provide in any Option Agreement that if such Option is assumed by an acquiring or successor entity (or parent thereof) or a new option of comparable value or New Incentive is issued in exchange therefor pursuant to the terms of a Change in Control transaction, then vesting of the Option, the new option or the New Incentive shall accelerate if and at such time as the Participant's service as an employee, director, officer, consultant or other service provider to the acquiring or successor entity (or a parent or subsidiary thereof) is terminated involuntarily within a specified period following consummation of the Change in Control, pursuant to such terms and conditions as shall be set forth in the Option Agreement.

     (d) If outstanding Options will accelerate pursuant to subsection (a) above, the Administrator in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of each Option for an amount of cash or other property having a value equal to the difference (or "spread") between: (x) the value of the cash or other property that the Participant would have received pursuant to the Change in Control transaction in exchange for the shares issuable upon exercise of the Option had the Option been exercised immediately prior to the Change in Control, and (y) the Exercise Price of the Option.

     (e) If a Participant holds shares of Restricted Stock that are not fully vested at the time a Change in Control occurs, the provisions set forth above in this Article 8 with respect to the vesting of Options also shall apply to the vesting of shares of Restricted Stock. Thus, if the vesting of outstanding Options does not accelerate because they are assumed or new options of comparable value or New Incentives are issued in exchange therefor, as contemplated by Section 8.1(b), then the vesting provisions of the Restricted Stock shall also continue on a comparable basis following consummation of the Change in Control. Likewise, if outstanding Options are not assumed and the vesting of outstanding Options accelerates, as provided in Section 8.1(a), then the vesting of shares of Restricted Stock also shall accelerate upon consummation of the Change in Control.

     (f) Outstanding Options shall terminate and cease to be exercisable upon consummation of a Change in Control except to the extent that the Options are assumed by the successor entity (or parent thereof) or new options of comparable value or New Incentives are issued in exchange therefor pursuant to the terms of the Change in Control transaction.

                                   ARTICLE 9
                     AMENDMENT AND TERMINATION OF THE PLAN

   9.1 Amendments. The Board may from time to time alter, amend, suspend or terminate the Plan in such respects as the Board may deem advisable. No such alteration, amendment, suspension or termination shall be

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

made which shall substantially affect or impair the rights of any Participant under an outstanding Option Agreement or Stock Purchase Agreement without such Participant's consent. The Board may alter or amend the Plan to comply with requirements under the Code relating to Incentive Options or other types of options which give Optionees more favorable tax treatment than that applicable to Options granted under this Plan as of the date of its adoption. Upon any such alteration or amendment, any outstanding Option granted hereunder may, if the Administrator so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to an Optionee pursuant to such terms and conditions.

   9.2 Plan Termination. Unless the Plan shall theretofore have been terminated, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date or the tenth (10th) anniversary of the date the Plan is approved by the shareholders of the Company, whichever is earlier, and no Options or Rights to Purchase may be granted under the Plan thereafter, but Option Agreements, Stock Purchase Agreements and Rights to Purchase then outstanding shall continue in effect in accordance with their respective terms.

                                   ARTICLE 10
                                TAX WITHHOLDING

   10.1 Withholding. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable Federal, state, and local tax withholding requirements with respect to any Options exercised or Restricted Stock issued under the Plan. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such tax, in whole or in part, up to an amount determined on the basis of the highest marginal tax rate applicable to such Participant, by (a) directing the Company to apply shares of Common Stock to which the Participant is entitled as a result of the exercise of an Option or as a result of the purchase of or lapse of restrictions on Restricted Stock or (b) delivering to the Company shares of Common Stock owned by the Participant. The shares of Common Stock so applied or delivered in satisfaction of the Participant's tax withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

                                   ARTICLE 11
                                 MISCELLANEOUS

   11.1 Benefits Not Alienable. Other than as provided above, benefits under the Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any unauthorized attempt at assignment, transfer, pledge or other disposition shall be without effect.

   11.2 No Enlargement of Employee Rights. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant to be consideration for, or an inducement to, or a condition of, the employment of any Participant. Nothing contained in the Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or any Affiliated Company or to limit the right of the Company or any Affiliated Company to discharge any Participant at any time.

   11.3 Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Option Agreements and Stock Purchase Agreements, except as otherwise provided herein, will be used for general corporate purposes.

   11.4 Annual Financial Statements. A copy of the Company's financial statements for the most recently completed fiscal year shall be provided to each Participant annually. Such financial statements shall be prepared in accordance with generally accepted accounting principles. The Administrator may require that Participants sign an appropriate confidentiality agreement as a condition to receiving a copy of the financial statements.

   11.5 Shareholder Approval. The Company shall obtain shareholder approval of the Plan within twelve (12) months before or after the adoption of the Plan by the Board of Directors.

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